Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated February 18, 2005 with respect to the consolidated financial statements of American Enterprise Life Insurance Company in the Post-Effective Amendment No. 2 to the Registration Statement on (Form S-2, 333-114937) for the registration of the American Express AccessChoice Select(SM) Variable Annuity, American Express Endeavor Select(SM) Variable Annuity, American Express FlexChoice Variable Annuity, American Express FlexChoice Select Variable Annuity, American Express(R) Galaxy Premier Variable Annuity, American Express Innovations(R) Variable Annuity, American Express Innovations(R) Select Variable Annuity, American Express Innovations(R) Classic Variable Annuity, American Express Innovations(R) Classic Select Variable Annuity, American Express New Solutions(R) Variable Annuity, American Express Pinnacle Variable Annuity(R), American Express(R) Signature One Select Variable Annuity, American Express(R) Signature Select Variable Annuity, American Express Signature Variable Annuity(R), American Express(R) Signature One Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Wells Fargo(R) Advantage Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity and Wells Fargo Advantage Choice(SM) Select Variable Annuity offered by American Enterprise Life Insurance Company.



                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                               Ernst & Young LLP
Minneapolis, Minnesota
April 25, 2005